Quarterly Report
January 31, 2023
SPDR® Dow Jones Industrial AverageSM ETF Trust
A Unit Investment Trust
“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.
“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust
January 31, 2023 (Unaudited)

Schedule of Investments (Unaudited)	1
Notes to Schedule of Investments (Unaudited)	2

SPDR Dow Jones Industrial Average ETF Trust
SCHEDULE OF INVESTMENTS
January 31, 2023 (Unaudited)

Security Description	Shares	Value
Common Stocks — 100.0%
3M Co.	5,853,336	$673,601,907
American Express Co.	5,853,336	1,023,924,066
Amgen, Inc.	5,853,336	1,477,382,006
Apple, Inc.	5,853,336	844,577,851
Boeing Co. (a)	5,853,336	1,246,760,568
Caterpillar, Inc.	5,853,336	1,476,738,139
Chevron Corp.	5,853,336	1,018,597,531
Cisco Systems, Inc.	5,853,336	284,881,863
Coca-Cola Co.	5,853,336	358,926,564
Dow, Inc.	5,853,336	347,395,492
Goldman Sachs Group, Inc.	5,853,336	2,141,208,842
Home Depot, Inc.	5,853,336	1,897,475,931
Honeywell International, Inc.	5,853,336	1,220,303,489
Intel Corp.	5,853,336	165,415,275
International Business Machines Corp.	5,853,336	788,619,959
Johnson & Johnson	5,853,336	956,552,169
JPMorgan Chase & Co.	5,853,336	819,232,907
Security Description	Shares	Value
McDonald's Corp.	5,853,336	$1,565,182,046
Merck & Co., Inc.	5,853,336	628,706,820
Microsoft Corp.	5,853,336	1,450,515,194
NIKE, Inc. Class B	5,853,336	745,305,273
Procter & Gamble Co.	5,853,336	833,397,980
Salesforce, Inc. (a)	5,853,336	983,184,848
Travelers Cos., Inc.	5,853,336	1,118,689,576
UnitedHealth Group, Inc.	5,853,336	2,921,926,798
Verizon Communications, Inc.	5,853,336	243,323,178
Visa, Inc. Class A	5,853,336	1,347,496,481
Walgreens Boots Alliance, Inc.	5,853,336	215,753,965
Walmart, Inc.	5,853,336	842,119,450
Walt Disney Co. (a)	5,853,336	635,028,423
Total Common Stocks (Cost $33,083,949,975)		$30,272,224,591
(a)	Non-income producing security.

The following table summarizes the value of the Trust's investments according to the fair value hierarchy as of January 31, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$30,272,224,591	$—	$—	$30,272,224,591

SPDR Dow Jones Industrial Average ETF Trust
NOTES TO SCHEDULE OF INVESTMENTS
January 31, 2023 (Unaudited)

Security Valuation
The Trust’s investments are valued at fair value each day that the is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.
Valuation techniques used to value the Trust’s equity investments are as follows:
Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.
Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value ("NAV") and the prices used by the Trust’s underlying index, the DJIA, which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.
The Trustee values the Trust's assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

SPDR Dow Jones Industrial Average ETF Trust
NOTES TO SCHEDULE OF INVESTMENTS
January 31, 2023 (Unaudited)

•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
Other information regarding the Trust is available in the Trust’s most recent report to shareholders. This information is also available on the Trust's website at https://www.ssga.com/spdrs as well as on the website of the U.S. Securities and Exchange Commission at www.sec.gov.